UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2023, Hallador Energy Company (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Agent”), pursuant to which the Company may issue and sell, from time to time, shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), with aggregate gross proceeds of up to $50,000,000 through an “at-the-market” equity offering program under which the Agent will act as sales agent. Any Shares sold under the Sales Agreement will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-273327) that was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov. The Company filed a prospectus supplement, dated December 18, 2023, with the SEC in connection with the offer and sale of the Shares. A copy of the prospectus supplement may be obtained on the SEC’s website at www.sec.gov.

Under the Sales Agreement, each of the Company and the Agent have the right, by giving five (5) days’ notice to terminate the Sales Agreement in its sole discretion. The Agent may also terminate the Agreement, by notice to the Company, upon the occurrence of certain events described in the Sales Agreement.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A legal opinion relating to the Shares that may be sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	At Market Issuance Sales Agreement, dated December 18, 2023 between Hallador Energy Company and B. Riley Securities, Inc.
5.1	Opinion of Jones & Keller, P.C.
23.1	Consent of Jones & Keller, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hallador Energy Company

Date: December 18, 2023	By:	/s/ Lawrence D. Martin
Lawrence D. Martin
Chief Financial Officer

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